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                                                                   EXHIBIT 10.15

                            BLUE RHINO CORPORATION
              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of March 1, 1997 by and among BLUE RHINO CORPORATION, a Delaware corporation (the "Corporation"), and the Persons listed on Schedule 1 attached
                                                           ----------
hereto (collectively, the "Purchasers"). This Agreement amends and restates in its entirety that certain Registration Rights Agreement dated December 1, 1994, as amended.

                                   RECITALS:

     A. Purchasers have agreed to purchase shares of the Corporation's Series A Convertible Participating Preferred Stock (the "Series A Preferred Shares"), shares of the Corporation's Common Stock (the "Common Shares") and Warrants (the "Warrants") pursuant to certain agreements that provide that the parties hereto enter into this Agreement.

     B. The Corporation deems it desirable to enter into this Agreement in order to induce Purchasers to purchase the Series A Preferred Shares, the Common Shares and the Warrants.

                                  AGREEMENTS

     In consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. As used in this Agreement.
          -----------

     "Agreement" shall meant this Amended and Restated Registration Rights Agreement.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, $0.001 par value per share, of the Corporation.

     "Common Shares" means the 2,000,000 shares of Common Stock purchased by Platinum Propane Holding, L.L.C. pursuant to that certain Securities Purchase Agreement dated March 1, 1997.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any
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department, agency or political subdivision thereof.

     "Public Offering" means any offering by the Corporation of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

     "Registrable Shares" means at any tune (i) any shares of Common Stock then outstanding which were issued upon conversion of the Securities; (ii) any shares of Common Stock then issuable upon conversion or exercise of the then outstanding Securities; (iii) the Common Shares; (iv) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect or in replacement of any shares referred to in
(i), (ii) or (iii); and (v) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of any shares referred to in (i), (ii) or (iii); provided, however, that Registrable Shares shall not include any shares which have been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a person will be deemed to be a holder of Registrable Shares whenever such person has the then-existing right to acquire such Registrable Shares (by conversion or otherwise), whether or not such acquisition actually has been effected.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities" means the Series A Preferred Shares, Common Shares and the Warrants, collectively.

     "Warrants" means the Warrants to purchase (i) 4,214,185 shares of Common Stock at $0.0347037 per share, issued to certain investors on December 1, 1994,
(ii) 115,264 shares of Common Stock at $0.347037 per share, issued to Peter Huizenga ("Huizenga"), Andrew Filipowski ("Filipowski"), Craig Duchossois ("Duchossois") and Robert F. Steele ("Steele") in connection with a bridge loan in May 1995, (iii) 2,593,385 shares of Common Stock at $0.347037 per share issued to Huizenga, Filipowski, Duchossois, Steele, and Billy D. Prim ("Prim") in connection with their guarantee of loan to the Corporation in June 1995, (iv) 86,446 shares of Common Stock at $0.347037 per share issued to Platinum Venture Partners I, L.P. in connection with a loan to the Corporation in May 1995, (v) 259,338 shares of Common Stock at $0.347037 per share issued to Platinum Venture Partners I, L.P. in connection with the extension of the maturity on its loan to the Corporation on August 14, 1995, (vi) 6,612,926 shares of Common Stock at $0.347037 per share to be issued to the purchasers of the 10.5% Senior Discount Notes and Warrants pursuant to that certain Unit Purchase Agreement dated November 4, 1995 (the "Unit Purchase Agreement"), (vii) 960,000 shares of Common Stock at $0.347037 per share issued to Huizenga, Duchossois and Peer Pedersen or their assigns pursuant to the Unit Purchase Agreement, (viii) 1,502,745 shares of Common Stock at $0.50 per share issued to Lunn/Forseyth L.P. upon the extension of lease financing to the Corporation, and (ix) 1,500,000

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shares of Common Stock at $0.50 per share issued to Platinum Propane Holding,
L.L.C. pursuant to that certain Securities Purchase Agreement dated March 1,
1997.

     2.   Demand Registration.
          -------------------

          2.1    Requests for Registration.  Subject to the terms of this
                 -------------------------
     Agreement, the holders of at least 51% of the then outstanding Registrable Shares may, at any time request registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). Within 10 days after receipt of any request pursuant to this Section 2.1, the Corporation will give written notice of such request to all other holders of Registrable Shares and will include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion within 15 days after delivery of the Corporation's notice. All registrations requested pursuant to this Section
     2.1 are referred to herein as "Demand Registrations."

          2.2    Long-Form Registrations.  The holders of the Registrable Shares
                 -----------------------
     will be entitled to request two Long-Form Registrations in which the Corporation will pay all Registration Expenses (as defined in Section 6 below). A registration will not count as one of the permitted Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and the second or any subsequent Long-Form Registration will not count as one of the permitted Long-Form Registrations unless the holders of the Registrable Shares are able to register and sell at least 90% of the Registrable Shares requested to be included in such registration; provided however, that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration.

          2.3    Short-Form Registrations.  In addition to the Long-Form
                 ------------------------
     Registrations provided pursuant to Section 2.2 above, the holders of Registrable Shares will be entitled to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Corporation is permitted to use any applicable short form. Once the Corporation has become subject to the reporting requirements of the Exchange Act, the Corporation will use its best efforts to make Short-Form Registrations available for the sale of Registrable Shares.

          2.4    Priority.  The Corporation will not include in any Demand
                 --------
     Registration any securities which are not Registrable Shares without the written consent of the holders of at least 51% of the Registrable Shares included in such Demand Registration. If other securities are permitted to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included

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     exceeds the number of Registrable Shares and other securities which can be sold in such offering, the Corporation will include in such registration, first, the Registrable Shares requested to be included in such Demand Registration, pro rata among the holders of such securities on the basis of
                   --------
     the number of Registrable Shares which are owned by such holders, and second, other securities to be included in such Demand Registration.

          2.5    Restrictions.  The Corporation will not be obligated to effect
                 ------------
     any Long Form Registration within nine months after the effective date of a previous Long-Form Registration. The Corporation may postpone for up to three months the filing or the effectiveness of a registration statement for a Demand Registration if the Corporation reasonably believes that such Demand Registration would have an adverse effect on any proposal or plan by the Corporation or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction.

          2.6    Selection of Underwriters.  The holders of at least 51% of the
                 -------------------------
     Registrable Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Corporation's approval which will not be unreasonably withheld.

          2.7    Preemption.  The Corporation will have the right to preempt any
                 ----------
     Long Form Registration with a primary registration by delivering written notice of such intention to the holders of Registrable Shares who have requested such Long-Form Registration within fifteen (15) days after the Corporation has received a request for such registration. In the ensuing primary registration, the holders of Registrable Shares will have such piggyback registration rights as are set forth in Section 3 hereof. Upon the Corporation's preemption of a requested Long-Form Registration, such requested registration will not count as one of the permitted Long-Form Registrations.

     3.   Piggyback Registration.
          ----------------------

          3.1    Right to Piggyback.  Whenever the Corporation proposes to
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     register any of its securities under the Securities Act (other than pursuant to a Demand Registration hereunder) and the registration form to be used may be used for the registration of any Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to all holders of the Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares (in accordance with the priorities set forth in Sections 3.2 and 3.3 below) with respect to which the Corporation has received written requests for inclusion within 15 days after the delivery of the Corporation's notice.

          3.2    Priority on Primary Registrations.  If a Piggyback Registration
                 ---------------------------------
     is an underwritten primary registration on behalf of the Corporation and the managing underwriters advise the Corporation in writing that in their opinion the number of securities

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     requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration first, the securities that the Corporation proposes to sell, second, the Registrable Shares requested to be included in such registration, pro rata
                                                                       --------
     among the holders of such Registrable Shares on the basis of the number of shares which are owned by such holders, and third, other securities requested to be included in such registration.

          3.3    Priority on Secondary Registrations.  If a Piggyback
                 -----------------------------------
     Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Corporation will include in such registration first, the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of such
                                    --------
     securities on the basis of the number of shares of Common Stock or Registrable Shares which are owned by such holders, and second, other securities requested to be included in such registration.

          3.4    Other Registrations.  If the Corporation has previously filed a
                 -------------------
     registration statement with respect to Registrable Shares pursuant to
     Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          3.5    Selection of Underwriters.  In connection with any Piggyback
                 -------------------------
     Registration, the holders of at least 51% of the Registrable Shares requested to be registered shall have the right to select the managing underwriters to administer any offering of the Corporation's securities in which the Corporation does not participate, and the Corporation will have such right in any offering in which it participates, provided that in either case such managing underwriters shall be qualified nationally recognized underwriters.

     4.   Holdback Agreements.
          -------------------

          4.1    Holders' Agreements.  Each holder of Registrable Shares agrees
                 -------------------
     not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to, and during the 120 days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Shares are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

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          4.2    Corporation's Agreements.  The Corporation agrees (i) not to
                 ------------------------
     effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and during the 120 days following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree and (ii) to cause each holder of at least 1% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5.   Registration Procedures.  Whenever the holders of Registrable Shares
          -----------------------
have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and sale of such Registrable Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Corporation will as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Corporation will furnish copies of all such documents proposed to be filed to the counsel or counsels for the sellers of the Registrable Shares covered by such registration statement);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to

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     enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Corporation will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

          (g) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (k) at least 48 hours prior to the filing of any registration statement or prospectus,

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

     or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

          (l) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Corporation included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.

     6.   Registration Expenses.
          ---------------------

          6.1    Corporation's Expenses.  All expenses incident to the
                 ----------------------
     Corporation's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation.

          6.2    Holder's Expenses.  Notwithstanding anything to the contrary
                 -----------------
     contained herein, each holder of Registrable Shares will pay all attorney fees and disbursements for counsel they retain in connection with the registration of Registrable Shares, except that the Corporation will reimburse the holders of Registrable Shares for the reasonable fees and disbursements of one counsel chosen by the holders of at least 51% of such Registrable Shares in connection with a Demand Registration.

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     7.   Indemnification.
          ---------------

          7.1    By the Corporation.  The Corporation agrees to indemnify, to
                 ------------------
     the extent permitted by law, each holder of Registrable Shares, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Corporation will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares. The payments required by this Section 7.1 will be made periodically during the course of the investigation or defense, as and when bills are received or expenses incurred.

          7.2    By Each Holder.  In connection with any registration statement
                 --------------
     in which a holder of Registrable Shares is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares and the liability of each such holder of Registrable' Shares will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Shares pursuant to such registration statement.

          7.3    Procedure.  Any person entitled to indemnification hereunder
                 ---------
     will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel

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

     reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          7.4    Survival.  The indemnification provided for under this
                 --------
     Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

     8.   Compliance with Rule 144.  In the event that the Corporation (a)
          ------------------------
registers a class of securities under Section 12 of the Exchange Act or (b) commences to file reports under Section 13 or 15(d) of the Exchange Act, then at the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Corporation will (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144, as such rules may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

     9.   Participation in Underwritten Registrations.  No person may
          -------------------------------------------
participate in any registration hereunder which is underwritten unless such person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     10.  Miscellaneous.
          -------------

          10.1   No Inconsistent Agreements.  The Corporation will not hereafter
                 --------------------------
     enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

          10.2   Adjustments Affecting Registrable Shares.  The Corporation will
                 ----------------------------------------
     not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which Shares in any such would adversely affect the marketability of such Registrable registration, including, without limitation, effecting a stock split or combination of shares.

          10.3   Amendments and Other Registration Rights.  Except as provided
                 ----------------------------------------
     in this Agreement, without the prior written consent of holders of at least 51% of the Registerable Shares, (a) this Agreement shall not be amended and
     (b) the Corporation will not hereafter grant to any person or persons the right to request the Corporation to register any equity securities of the Corporation or any securities convertible or exchangeable into or exercisable for such securities. The Corporation will not include in any demand registration any securities which are not Registerable Shares (for the purposes of Section 2) unless and until all Registerable Shares requested to be registered have first been so included.

          10.4   Successors and Assigns.  Except as otherwise expressly provided
                 ----------------------
     herein, all covenants and, agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holders of such Registrable Shares.

          10.5   Severability.  Whenever possible, each provision of this
                 ------------
     Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          10.6   Descriptive Headings.  The descriptive headings of this
                 --------------------
     Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

          10.7   Notices.  Any notices required or permitted to be sent
                 -------
     hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

          If to the Corporation, to:

                 Blue Rhino Corporation
                 104 Cambridge Plaza Drive
                 Winston-Salem, North Carolina 27104
                 Attention: Billy Prim, Chief Executive Officer with a copy to:

                 House Law Firm
                 P.O. Drawer 26015
                 Winston-Salem, North Carolina 27114-6015
                 Attention:     Don R. House, Esq.

          If to Purchasers, to:

                 Platinum Venture Partners I, L.P.
                 1815 S. Meyers Road
                 Oakbrook Terrace, Illinois 60181
                 Attention:     Michael A. Santer

          with a copy to:

                 Katten Muchin & Zavis
                 525 W. Monroe Street, Suite 1600
                 Chicago, Illinois 60661
                 Attention:     Matthew S. Brown, Esq.

          10.8   Governing Law.  All questions concerning the construction,
                 -------------
     validity and interpretation of this Agreement, and the performance of the obligations imposed by this Agreement, shall be governed by the laws of the State of Delaware applicable to contracts made and wholly to be performed in that state.

          10.9   Final Agreement.  This Agreement, together with the Securities
                 ---------------
     Purchase Agreement and all other agreements entered into by the parties hereto pursuant to the Securities Purchase Agreement, constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          10.10  Execution in Counterparts.  This Agreement may be executed in
                 -------------------------
     any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

          10.11  No Strict Construction.  The language used in this Agreement
                 ----------------------
     will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be used against any party.

     The parties hereto have executed this Amended and Restated Registration Rights Agreement on the date first set forth above.


                          BLUE RHINO CORPORATION


                          By:      /s/ Billy Prim
                             ---------------------------------------------------
                             Billy Prim, Chief Executive Officer

                          PLATINUM PROPANE HOLDING, L.L.C.


                          By:      /s/ Daryl F. McClendon
                             ---------------------------------------------------
                             Daryl F. McClendon, Manager

                             FORSYTHE TECHNOLOGY/LUNN PARTNERS
                             VENTURE LEASING, L.P.


                          By:_______________________________________________

                          Name:_____________________________________________

                          Title:____________________________________________


                          Billy D. Prim, not personally but as attorney in fact for the persons listed on Exhibit A hereto pursuant to that certain power of attorney granted under the Consent, Agreement and Waiver executed by each of them.


                             /s/ Billy D. Prim
                          ------------------------------------------------------
                          Billy D. Prim, Attorney in Fact